                                                                    Exhibit 10.2

                                VOTING AGREEMENT

         VOTING AGREEMENT, dated as of this 22nd day of August, 2005
("Agreement"), among each of the persons listed under the caption "etrials
Group" on Exhibit A attached hereto (the "etrials Group") and each of the persons listed under the caption "Founders Group" on Exhibit A attached hereto and CEA Acquisition Corporation, a Delaware corporation ("CEA"). Each of the etrials Group and the Founders Group is sometimes referred to herein as a
"Group". For purposes of this Agreement, each person who is a member of either the etrials Group or the Founders Group is referred to herein individually as a
"Stockholder" and collectively as the "Stockholders".

         WHEREAS, as of the date hereof, each of CEA, etrials Worldwide, Inc.
(the "Company"), a Delaware corporation, etrials Acquisition Corporation
("Merger Sub"), a Delaware corporation, and the Stockholders who are members of the etrials Group have entered into an Agreement and Plan of Merger (the "Merger
Agreement") which provides, upon the terms and subject to the conditions thereof, for the merger of Merger Sub with and into the Company, with the
Company being the surviving entity and becoming a wholly owned subsidiary of CEA
(the "Merger");

         WHEREAS, as of the date hereof, each stockholder who is a member of the
Founders Group owns beneficially of record shares of common stock of CEA, par value $0.0001 per share ("CEA Common Stock"), as set forth opposite such stockholder's name on Exhibit A hereto (all such shares and any shares of which ownership of record or the power to vote is hereafter acquired by any of the
Stockholders, whether by purchase, conversion or exercise, prior to the termination of this Agreement being referred to herein as the "Shares");

         WHEREAS, at the Effective Time, all shares of Company Common Stock and
Company Preferred Stock beneficially owned by each Stockholder who is a member of the etrials Group shall be converted into the right to receive and shall be exchanged for his, her or its pro rata portion of the shares of CEA Common Stock and Merger Warrants to be issued to the Company's security holders as consideration in the Merger;

         WHEREAS, as a condition to the consummation of the Merger Agreement, the Stockholders have agreed, severally, to enter into this Agreement; and

         WHEREAS, capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I
                         VOTING OF SHARES FOR DIRECTORS

         SECTION 1.01 Vote in Favor of the Directors. During the term of this
Agreement, each Stockholder agrees to vote the Shares of CEA Common Stock he, she or it now owns, or will hereafter acquire prior to the termination of this
Agreement, for the election and re-election of the following persons as directors of CEA:

               (a) Four persons who are designees of the e-trials Group, one to stand for election in 2006 ("Class A Director"), who shall initially be Hans
Lindroth; one to stand for election in 2007 ("Class B Director"), who shall initially be Peter Coker; and two to stand for election 2008 ("Class C
Directors"), who shall initially be John Cline and Robert Brill (collectively, the "etrials Directors"); and

               (b) Three persons who are designees of the Founders Group, one as a Class A Director, who shall initially be Robert Moreyra; one as a Class B
Director, who shall initially be Donald Russell; and one as a Class C Director, who shall initially be Harold Ewen (the "Founders Directors," and together with etrials Directors, the "Director Designees").

         Neither the Stockholders, nor any of the officers, directors, stockholders, members, managers, partners, employees or agents of any
Stockholder, makes any representation or warranty as to the fitness or competence of any Director Designee to serve on the Board of Directors by virtue of such party's execution of this Agreement or by the act of such party in designating or voting for such Director Designee pursuant to this Agreement.

         Any Director Designee may be removed from the Board of Directors in the manner allowed by law and CEA's governing documents except that each Stockholder agrees that he, she or it will not vote for the removal of any director who is a member of Group of which such Stockholder is not a member. If a director is removed or resigns from office, the remaining directors of the Group of which the vacating director is a member shall be entitled to appoint the successor.

         SECTION 1.02 Vote in Favor of Stock Option Plan. During the term of this Agreement, each Stockholder agrees to vote the Shares of CEA Common Stock he, she or it now owns, or hereafter acquires prior to the termination of this
Agreement, in favor of the adoption of the Parent Plan (as defined in the Merger
Agreement).

         SECTION 1.03 Obligations of CEA. CEA shall take all necessary and desirable actions within its control during the term of this Agreement to provide for the CEA Board of Directors to be comprised of seven members and to enable the election to the Board of Directors of the Director Designees.

         SECTION 1.04 Term of Agreement. The obligations of the Stockholders pursuant to this Agreement shall terminate immediately following the election or re-election of directors at the annual meeting of CEA that will be held in 2007.

         SECTION 1.05 Obligations as Director and/or Officer. Nothing in this
Agreement shall be deemed to limit or restrict any director or officer of CEA from acting in his or

her capacity as such director or officer or from exercising his or her fiduciary duties and responsibilities, it being agreed and understood that this Agreement shall apply to each Stockholder solely in his or her capacity as a stockholder of CEA and shall not apply to his or her actions, judgments or decisions as a director or officer of CEA if he or she is such a director or officer.

         SECTION 1.06 Transfer of Shares. If a member of the etrials Group desires to transfer his, her or its Shares to a permitted transferee pursuant to the Lock-Up Agreement of even date herewith executed by such member, or if a member of the Founders Group desires to transfer his or its shares to a permitted transferee pursuant to the Escrow Agreement dated as of February 12,
2004, it shall be a condition to such transfer that the transferee agree to be bound by the provisions of this Agreement. This Agreement shall in no way restrict the transfer on the public market of Shares that are not subject to the
Lock-Up Agreement or the Escrow Agreement, and any such transfers on the public market of shares not subject to the provisions of the Lock-Up Agreement or the
Escrow Agreement, as applicable, shall be free and clear of the restrictions in this Agreement.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES;
                          COVENANTS OF THE STOCKHOLDERS

         Each Stockholder hereby severally represents warrants and covenants as follows:

         SECTION 2.01 Authorization. Such Stockholder has full legal capacity and authority to enter into this Agreement and to carry out such person's obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder, and (assuming due authorization, execution and delivery by CEA and the other Stockholders) this Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

         SECTION 2.02 No Conflict; Required Filings and Consents.

               (a) The execution and delivery of this Agreement by such
Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) conflict with or violate any Legal Requirement applicable to such
Stockholder or by which any property or asset of such Stockholder is bound or affected, or (ii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance on any property or asset of such Stockholder, including, without limitation, the Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation.

               (b) The execution and delivery of this Agreement by such
Stockholder does not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the

Exchange Act, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or materially delay the performance by such Stockholder of such
Stockholder's obligations under this Agreement.

         SECTION 2.03 Title to Shares. Such Stockholder is the legal and beneficial owner of its Shares, or will be the legal beneficial owner of the
Shares that such Stockholder will receive as a result of the Merger, free and clear of all liens and other encumbrances except certain restrictions upon the transfer of such Shares.

                                  ARTICLE III
                               GENERAL PROVISIONS

         SECTION 3.01 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier service, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 3.01):

         (a) If to CEA:

                   CEA Acquisition Corporation
                   101 East Kennedy Boulevard, Suite 3300
                   Tampa, Florida 33602
                   Attention:  Robert Moreyra
                   813-314-9504 telecopy

                   with a mandatory copy to

                   Graubard Miller
                   405 Lexington Avenue
                   New York, NY 10174-1901
                   Attention:  David Alan Miller, Esq.
                   Facsimile:  (212) 818-8881

         (b) If to any Stockholder, to the address set forth opposite his, her or its name on Exhibit A.

         SECTION 3.02 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 3.03 Severability. If any term or other provision of this
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so

long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         SECTION 3.04 Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Agreement may not be amended or modified except in an instrument in writing signed by, or on behalf of, the parties hereto.

         SECTION 3.05 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         SECTION 3.06 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

         SECTION 3.07 Disputes. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court in Delaware.

         SECTION 3.08 No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 3.09 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         SECTION 3.10 Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally waives all right to trial by jury in any action, proceeding or counterclaim (whether based in contract, tort or otherwise)
arising out of or relating to this Agreement or the Actions of the parties hereto in the negotiation, administration, performance and enforcement thereof.

         SECTION 3.11 Merger Agreement. All references to the Merger Agreement herein shall be to such agreement as may be amended by the parties thereto from time to time.

                          [Signature page(s) follows]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CEA ACQUISITION CORPORATION

By: s/ Robert Moreyra
    --------------------------------------
    Title: Executive Vice President

STOCKHOLDERS:

THE FOUNDERS GROUP:

CEA Group, LLC

By: s/ J. Patrick Michaels, Jr.
    --------------------------------------
    J. Patrick Michaels, Jr., Chairman

s/ Donald Russell
------------------------------------------
Donald Russell

s/ Robert Moreyra
------------------------------------------
Robert Moreyra

s/ Harold Ewen
------------------------------------------
Harold Ewen

THE ETRIALS GROUP:

MINIDOC AB

By: s/ Per Egeberg
    -------------------------------------------
Name:  Per Egeberg
Title: CEO

INFOLOGIX (BVI) LIMITED
By: EQ Secretaries (Jersey) Limited, Company Secretary

By: s/Janet Raine       s/ Lorraine Wheeler
    -------------------------------------------
Name: Janet Raine       Lorraine Wheeler
Title: Authorized Signatories

NEWLIGHT ASSOCIATES II, LP
By: Newlight Partners II, LP, General Partner

By: s/ Robert M. Brill
    -------------------------------------------
Name:  Robert M. Brill
Title: General Partner

NEWLIGHT ASSOCIATES II (BVI), LP
By: Newlight Partners II (BVI), LP, General Partner

By: s/Robert M. Brill
    -------------------------------------------
Name:  Robert M. Brill
Title: General Partner

NEWLIGHT ASSOCIATES II-E, LP
BY: Newlight Partners II-E, LP, General Partner

By: s/Robert M. Brill
    -------------------------------------------
Name:  Robert M. Brill
Title: General Partner

s/ Peter Coker
-----------------------------------------------
PETER COKER

s/ Peter and Susan H. Coker
-----------------------------------------------
PETER AND SUSAN H. COKER, JT TEN

DUNLAP INDUSTRIES

By: s/Peter L. Coker
    -------------------------------------------
Name:  Peter L. Coker
Title: Managing Director

s/ John Cline
-----------------------------------------------
JOHN CLINE

s/ James W. and Susanne M. Clark
-----------------------------------------------
JAMES W. AND SUSANNE M. CLARK, JT TEN

s/ Robert Sammis
-----------------------------------------------
ROBERT SAMMIS

s/ Fred Nazem
-----------------------------------------------
FRED NAZEM

E-ZAD PARTNERSHIP LIMITED

By: s/Jamshid Ansari
    -------------------------------------------
Name:  Jamshid Ansari
Title: Treasurer

s/ Richard J. Piazza
-----------------------------------------------
RICHARD J. PIAZZA

s/ Rachael King
-----------------------------------------------
RACHAEL KING

s/ Michael Harte
-----------------------------------------------
MICHAEL HARTE

                                    EXHIBIT A

                                  STOCKHOLDERS

THE ETRIALS GROUP:

MiniDoc AB
Attn: Lars Lindgren
Norrmalmstorg 14
111 46 Stockholm
Sweden

Infologix (BVI) Limited
Attn: Ita Sullivan
Post Office Box 546
28-30 The Parade
St. Helier, Jersey  JE4 8XY
Channel Islands

Newlight Associates II, LP
c/o Newlight Management LLC
500 North Broadway, Suite 144
Jericho, New York  11753

Newlight Associates II (BVI), LP
c/o Newlight Management LLC
500 North Broadway, Suite 144
Jericho, New York  11753

Newlight Associates II-E, LP
c/o Newlight Management LLC
500 North Broadway, Suite 144
Jericho, New York  11753

Peter Coker
c/o Tryon Capital
100 Europa Drive, Suite 455
Chapel Hill, NC  27517

Peter and Susan H. Coker
c/o Tryon Capital
100 Europa Drive, Suite 455
Chapel Hill, NC  27517

Dunlap Industries
c/o Tryon Capital
Attn: Peter Coker
100 Europa Drive, Suite 455
Chapel Hill, North Carolina  27517

John Cline
204 Legault Drive
Cary, North Carolina  27513

James W. and Susanne M. Clark
701 Dominion Hill Drive
Cary, North Carolina  27519

Robert Sammis
120 Laurel Wreath Lane
Cary, North Carolina  27519

Fred Nazem
Nazem & Company
645 Madison Avenue, 12th Floor
New York, New York  10022-1010

E-ZAD Partnership Limited
c/o Prodea, Inc.
Attn: Amir Ansari
2435 North Central Expressway, Suite 225
Richardson, Texas  75080

Richard J. Piazza
161 Bell Avenue
Hasbrouck Heights, New Jersey  07604

Rachael King
Carryn House
Homestead View
Borden
Kent ME9 85Q
United Kingdom

Michael Harte
5573 Geddes Way
Pipersville, Pennsylvania  18947

                                       10

THE FOUNDERS GROUP

CEA Group, LLC
Suite 3300
101 E. Kennedy Boulevard
Tampa, Florida 33602

Robert Moreyra
Suite 3300
101 E. Kennedy Boulevard
Tampa, Florida 33602

Donald Russell
Suite 3300
101 E. Kennedy Boulevard
Tampa, Florida 33602

Harold Ewen
Suite 3300
101 E. Kennedy Boulevard
Tampa, Florida 33602

                                       11